United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8820
                                   ---------------------------------------------

                           The Markman MultiFund Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip code)

    Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (952) 920-4848
                                                   -----------------------------

Date of fiscal year end:   12/31
                        --------------------

Date of reporting period:  12/31/05
                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Annual Report


                                  [FRONT COVER]

Markman
TOTAL RETURN
CORE FUND

                                    [PHOTOS]

                                                                      12.31.2005
                                                                   Annual Report

                                   [* * * * *]

                            You Own a Five-Star Fund!

I am pleased to report that the Markman Total Return Core Fund has received a 5 Star Overall rating from Morningstar Ratings(TM) for the three year period ended December 31, 2005, with an actual ranking of 24th out of 1,353 funds in the large cap growth category.

For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted return measure that accounts for variation in a fund's monthly performance (including effects of sales charges, loads and redemption fees), placing more emphasis on downside variations and rewarding consistent performance. These ratings change monthly. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Morningstar does not guarantee the accuracy of this information. Past performance is no guarantee of future results.

Dear Fellow Shareholders,

[PHOTO]

I am pleased to report that in 2005 the Markman Total Return Core Fund outperformed the S&P 500 as well as our primary mutual fund peer benchmark, the Morningstar Large Cap Growth Fund category. The Fund gained 7.94%, versus a return of 4.91% for the S&P 500 and 4.51% for the Morningstar Large Cap Growth Fund category. With this third consecutive year of superior relative results, the Fund's risk-adjusted returns are strong enough to earn a Five Star rating from Morningstar, awarded only to those funds that have achieved risk adjusted returns in the top 10% of their category. To be more specific, the Markman Total Return Core Fund was actually in the top 3% of its category during the trailing three year period ended 12/31/05.

Haven't I Seen You Before..?

When I sat down to assemble my thoughts for this year's letter, I was struck by the astonishing similarity between the basic themes of 2004 and 2005. In last year's (2004) Annual Report, I noted these negatives that the market had to overcome in 2004:

o     Daily images of carnage and disarray from Iraq

o     Concerns about job creation and outsourcing

o     Bitter political environment

o     Energy price spike

o     Interest rate increases by the Fed

Hmmm. Doesn't that sound like a list of what the market faced in 2005?

More eerily, the positives I observed in 2004 could just as readily hold true with little or no change for 2005:

o     Corporate earnings growing at a rate even greater than analysts expect

o Hiccups occur, but the economy continues to grow at a rate strong enough to forestall any thought of imminent recession

o Oil and gas price spikes do not appear to put any real damper on consumer spending or broader economic activity

o     Synchronized global growth

o Corporate America continues steady progress toward financial health. Balance sheets strengthened. Cash hoards accumulated

All this merely highlights for us all how much reporting energy is expended in the course of a year, breathlessly reporting on the crisis du jour while the larger, more impactful story continues to unfold beneath the surface.

The Story: What Didn't Happen

In a famous Sherlock Holmes dialogue, Holmes notes to Watson the "curious incident of the dog in the night time." Watson protests that the dog did nothing in the night time. "That was the curious incident," replies Holmes. The fact that the dog did not bark--as expected--was the key to understanding what happened and solving the mystery.

As we look back on the events of 2005, it may be more valuable for us as investors to focus not so much on what happened but, rather, what did not happen. Naturally, what happened is normally the focus of our attention. And so we would tend to look at 2005 through the lens of economically impactful events such as Hurricanes Rita and Katrina, oil spiking to $70 per barrel, gas soaring to $3 per gallon, bloodshed in Iraq, gold prices rising above $500 per ounce, terror bombings in London, General Motors teetering on the edge of bankruptcy, and regular bumps in interest rates from the Fed, among other events. But in this context, what was the 'dog that didn't bark?'

Inflation remained tamer than most economists expected. Core Producer Prices rose at just 1.7% for the year, below the 2.3% rate in 2004 (source: BLS). And though the final numbers for Core Consumer Prices are not in as of this writing, they, too, are likely to be benign. Here we are, entering the fourth year of an economic recovery with above trend global growth and soaring commodity prices, yet we see little evidence of sustained pick-up in inflation. The dog--inflation--is silent. The question to ask is why?

Performance:  Markman Total Return Core Fund

[The following table represents the bar chart depicted in the printed material.]

                                                          Since
               1 Year     3 Year    5 Year    10 Year   Inception
               ------     ------    ------    -------   ---------
MTRPX           7.94%     21.23%     0.26%*    4.86%*     6.56%*
S&P 500         4.90%     14.40%     0.50%     9.10%      9.17%

                       Past performance is not predictive of future performance.

* Performance numbers for all periods prior to December 30, 2002 are those of the Markman Moderate Allocation Portfolio, the Markman Total Return Portfolio's performance predecessor.

      The performance of the Fund above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There's the much maligned consumer. If you had polled any economic guru three years ago and asked what would happen to consumer spending if oil prices soared and remained at the $50-$60 level, you would have been told any number variation on the theme of reduced spending. Yet as Mark Twain would say, reports of their demise has been greatly exaggerated. This dog--a 'spent-up' consumer--is silent as well. Why?

Interest rates, too, can be seen as a 'curious incident.' The Federal Reserve has been raising rates relentlessly for more than two years and while rates on the short end have gone up with those actions, longer term rates have not budged one bit. It has gotten to the point where the yield curve is threatening to invert (that is where short term rates are higher than long term rates) an event that is more consistent with looming recessions than economic booms. Why have long rates stayed so low?

Finally, there is the overall economy. Under the burden of rising rates, soaring commodity prices and Washington disarray, the economy should be at least showing signs of fraying around the edges. Yet by any number of measures--corporate profits, job growth, productivity gains--the U.S. economy continued to be a potent engine of prosperity. Again, the bark of a stumbling economy was not heard. And it's the reason for the absence of that sound that is the story.

The answers to why these dogs did not bark could have significant implications for our portfolio as we'll see shortly when we look ahead to 2006. But for now, I'd like to drill down a bit in our 2005 results and share with you some insights about how we did--the good, the bad, the complimentary and the embarrassing.

2005 Management Report Card and Analysis

As previously noted, the Fund portfolio return of 7.94% bested by a goodly margin the returns of both the S&P 500 and our average fund peer. This was due to a number of things we executed well on:

o Our general take on the market and the economy was correct. We expected energy prices to stay high, but not high enough to derail the economy. It was also our opinion that real estate, as represented by both homebuilders and REITS, would remain strong. Lastly, we saw little evidence, given employment numbers, that the consumer was ready to give up the ghost.

o Overall tactical asset allocation was good, and our stock and fund selection was excellent. We were overweighted much of the year in Real Estate, Energy, Health Care and Retailing, and top performing stocks like Valero Energy, Chico's, United Health, Cerner, Rayonier, and Apple played prominent roles in the portfolio.

These positives were, in my opinion, a direct result of the multi-disciplinary approach we take to portfolio construction. We are categorized as a large cap growth fund and by and large, most of our holdings will fall in that category. We do, though, reserve the flexibility to add small or mid caps as opportunities arise. We've also taken positions in value stocks and international stocks. Since our radar, so to speak, covers such a broad spectrum, we put ourselves in a position to be open to a mix of

--------------------------------------------------------------------------------
Comparative Growth of a $10,000 Investment

Since Inception of Total Return Core Fund 1/1/03

                                 Average Annual
                                 Total Returns*
                            1 Year  5 Year  10 Year
                            -----------------------
                            7.94%   0.26%    4.86%

[The following data represents the line chart depicted in the printed material.]

                             12/31/05
                             --------
       Markman Fund          $17,817
       S&P 500               $14,969


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
Comparative Growth of a $10,000 Investment

Since Inception 1/28/95(A)

                            Total 2003-2005 Returns
                               S&P 500    MTRPX*
                               -----------------
                               49.69%     78.17%

[The following data represents the line chart depicted in the printed material.]

                             12/31/05
                             --------
       Markman Fund          $20,017
       S&P 500               $32,179


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

* Performance numbers for all periods prior to December 30, 2002 are those of the Markman Moderate Allocation Portfolio, the Markman Total Return Portfolio's performance predecessor.

      The performance of the Fund above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ideas and concepts that some other funds may be forced to dismiss out of hand.

Always Room for Improvement

But enough with the pats on the back. Not everything went the way I planned or would have preferred. This is the time of year when, internally at Markman Capital, we review all the decisions made over the previous twelve months to see what we can learn. Not surprisingly, this review is often accompanied with a healthy slice of humble pie. (I find it to be somewhat on the bitter side, but very intellectually nutritious.)

Naturally, the numerous decisions involved in running a fund portfolio will inevitably result in a mixed bag of good and bad choices. I have to chuckle when I hear or read stories of fund managers who only seem to crow about the stock they've bought that has doubled, tripled, or quintupled since they bought it. Or the great sector calls they've made. I often wonder why, if they make such great choices, their fund's results are so, well....ordinary?

True, it is more pleasant to talk about good rather than bad judgement calls. It's equally true that in real life we often learn the most from our mis-steps. A teacher long ago told me that wisdom only comes from experience. And experience only comes from errors in judgement. Any investor worth his or her salt will, on a regular basis, review decisions to see what can be learned.

As I analyze the portfolio over the past year, I see a tendency to sell too soon. What made this so frustrating for me in 2005 is that I did it with a number of positions that were nicely profitable but could have been even more profitable had I not sold.

Selling Too Soon

Cerner Corporation (CERN) is a good example. Cerner creates, installs and maintains software systems for hospitals and clinics that enable these organizations to better maintain information and deliver efficient and safe care. It is one of the major players in the dynamically growing sector of medical information technology. My research showed me that there were indications of accelerating earnings potential in the company. At the same time, Cerner had an astonishingly large short interest of 30% or more, creating an environment for a potentially explosive upside. Short interest is the amount of stock that is being shorted at any time. Short interest above 10% is considered high. 30% is sky high! Here's the interesting strategic part: if the investors who are selling short (betting that the stock will decline) are wrong and the stock goes up, many of these short sellers would have to cover their short by buying back the stock they shorted. This added buying pressure can dynamically drive the price up even further. A 30% short interest figure indicated that there were an enormous amount of shares that would have to be bought back if the price continued to rise.

You can see from the chart the results of a combination of favorable macro environment for these stocks, good quarterly results from Cerner, and an ongoing short squeeze: The price of Cerner stock was driven upward with remarkably few pauses and corrections until year end.

At some point, though, this seemed too much of a good thing. My analysis was showing that the price had gotten well ahead of the fundamentals, and any disciplined investor would choose to at least take some profits and reduce the position. That was not, however, the only option. Among other things, I could have simply set a broad stop price to allow my profits to run, while protecting most of my gains. A case could even be made, from a momentum standpoint, for continuing to buy more as the price went up. At the same time, what I considered other great opportunities were flashing on my screens. But where, if not from taking some profits, could I raise money in the portfolio to take advantage of new lower cost opportunities that were arising? Thus the dilemma we all face as investors: on one shoulder is the `let your profits run' angel; on the other shoulder is the `bulls make money, bears make money, pigs get slaughtered' angel.

In this case, I erred on the side of caution and regularly sold pieces on the way up, unloading the final blocks of shares in the mid-November to mid-December topping period. Because I actually rebought and then sold shares along the way, when the dust

Example: Cerner Stock Prices in 2005

[The following data represents the line chart depicted in the printed material.]

***need plot points***

[Side Bar]

"You can see from the chart the results of a combination of favorable macro environment for these stocks, good quarterly results from Cerner, and an ongoing a short squeeze: The price of Cerner stock was driven upward with remarkably few pauses and corrections until year end."

settled I had captured almost 80% of the gain I would have had I simply bought and held. So this was by no mean a disaster. But in this business, we fight hard for every fraction of a percent gain.

Much the same dynamic occurred in positions we held in Apple, United Health, and Valero Energy. In hindsight I cringe at some of the prices I sold at. Sure, I can point, in each case, to an analysis that showed that the shares were valued at a level that called for at least a partial sale, but who's kidding who? Everyone in my position knows that any investment model, with just the smallest tweak in assumptions, can lead you to value a given stock at $50 per share rather than $40. For every clear cut valuation conclusion, there are dozens of hazy, assumption-dependent guesses. All of us managing money are looking through a glass darkly to some degree. The only difference is that some are better than others at solving real-world equations with multiple unknowns.

What bothers me most about this is that it occurred in holdings in which I have a high degree of confidence. They are all well-run companies in good market segments that I believe have the potential to show gains for some time. I've tried to ameliorate the effects of this by jumping back in once I've realized that it may have been preferable not to sell. Interestingly, sometimes that in-and-out has generated greater gains than a simple buy and hold. Fortunately, our trading commissions are extremely low, so the cost of these trades has no noticeable impact on our returns. In addition, our small size allows us to quickly buy and sell the mostly large cap stocks we traffic in--with no market impact that I've been able to discern. But I'm not looking to analyze what went right. I want to fix what I think is not working as well as it might.

                           Top Ten Holdings
                           of the Stock Portfolio 12.31.05

                           Vornado Realty         3.4%
                           ---------------------------
                           FedEx                  3.2%
                           ---------------------------
                           Procter & Gamble       2.9%
                           ---------------------------
                           UnitedHealth Group     2.8%
                           ---------------------------
                           Zimmer Holdings        2.8%
                           ---------------------------
                           McDonald's             2.8%
                           ---------------------------
                           St. Jude Medical       2.7%
                           ---------------------------
                           Johnson & Johnson      2.7%
                           ---------------------------
                           Norfolk Southern       2.7%
                           ---------------------------
                           Starbucks              2.7%
                           ---------------------------
                           Total in Top Ten      28.7%

This is not just an exercise in 20/20 hindsight. The important question for me is: why do I do this? I know I'm not stupid; the Fund I manage has, for all my faults, beaten the S&P and its peer group for the past three years.

Portfolio Manager Challenges

My first challenge is how to control the abundance of potentially great stocks and funds that are uncovered by our far ranging multi-disciplinary investment process. When virtually the entire investment world is your playground, it can be difficult to narrow the final choices down to just 30-40 positions. By its very nature and scope, this process is continually pulling up new names to consider for purchase. Inevitably there will come a decision to make: Do you sell a stock at $50, even though you think it is likely to go to $70 (another 40%) in order to buy another stock at $30 that you think can go to $50 (another 67%)? Is the reward worth the risk?

I'm not convinced this 'problem' can ever be completely eliminated. I have, though, run numbers that suggest to me that I need to widen the spread of expected returns between the bird in hand I own and the one in the bush I want to buy. This will likely cut down somewhat on the number of flips that result in only marginal advantage.

The second challenge is the very person who I see in the mirror every day. Those of you who have gotten to know me over the years know that even on my gloomy days, I'm likely to be the biggest optimist in the room. But sometimes the wisest conclusion in the investment arena is that the glass is half empty, not half full. Just as this Fund has, I believe, an advantage in its non- dogmatic flexibility, I as a manager, continue to work on making sure that my 'sunny disposition' does not potentially obscure very real risks before us. In other words, I'm trying to get in touch with my inner grouch.

Skepticism does not come easy to us optimists. But I've come to accept this unavoidable formulation: when I am reaching maximum levels of comfort, I am aware that this is probably when the risk is highest.

Over the past three years I've forced myself, when confronted with the 'let your profits run' versus the 'bulls/bears/pigs' cliche, to take at least some of the chips off the table. After all, in hindsight who would not have ultimately been happy selling at least some Cisco at $45 or $55 rather than riding it all up to $80 and then back down to $10?

For this recovering perma-optimist, selling regularly as prices rise creates the comfort level I need to be assured that we won't be 'all in' at the top. I like that. Yet I'm still searching for a way to reconcile all this so that I can squeeze more out of my good calls, without aggravating the bad ones. Fundamental analysis is not likely to provide much help, but I have been designing and testing a number of technical analysis methodologies that may well address this specific concern. I expect potential improvement with the implementation of these-- and I hope that's not just the optimist in me talking!

What I love most about this business is that there is no limit to how well one can do, no end to the growing process. We can make 20% in a year and still study to learn why we did not make 21%. Our glorious human ability to adapt and change is the reason people, not machines are running the show (at least for the time being!). So while I will never be able to guarantee specific results, I can give you my solemn oath that this personal evaluation process, as painful as it is sometimes, will always be front and center. I apologize if a 'warts and all' discussion is troubling. But I've always operated under the premise that an honest public education of both strengths and weaknesses is a healthy and sound business practice. My hope is that, in doing so, we will continue to create the potential for above-market results on your behalf.

                                                                 /s/ Bob Markman
                                                                     Bob Markman

                                                                 bob@markman.com

The Dog Didn't Bark.
Maybe It Was Just Pointing. [PHOTO]

Let's go back now to the economically curious incident of the dog that didn't bark.

The commonality in each instance is a surprising resilience and resistance:

o Resilience on the part of both consumers and corporate America in the face of interest rate and energy pressures that theoretically should have an impact.

o Resistance on the inflation and interest rate front to pressures from commodities and monetary authorities that would have been expected to drive up both interest rates and inflation.

Interest Rates Increase--To New Low Levels!

Many market watchers and economists were taken aback at how resilient consumers and corporate spending was even as interest rates rose. Their thinking--conventional in the extreme--was that rising rates would choke off activity. But they missed one important point: RATES STARTED FROM SUCH A LOW POINT THAT EVEN AFTER REPEATED INCREASES, THEY ARE NOT HIGH!!!

A little historical perspective may help. Comparing today's interest rate landscape with that of the 1995-1999 period, when economic activity was charging along at a historically rapid pace is illuminating. The yield on the 10-year Treasury note at the end of 2005 was 4.37%. The average yield on the 10-year during the 1995-1999 period was 6.05%. The one-year T-Bill rate at year's end was 4.36%. During '95-'99 it averaged 5.44%. No question, borrowing money and carrying debt is a lot cheaper now than it was during the boom nineties. So why would anyone think these rates would choke off economic activity?

The same holds true for mortgage rates. The lowest 1-year adjustable rate seen during the '95-'99 period was 5.42%. The highest one year ARM rate was 6.87%. Most of the time, the one year rate was well above 6%. Today, we're still not much above 5%. The lowest 30-year rate during the boom '90's period was 6.85%. The highest was 9.33%. Imagine that high of a rate! Does anyone recall hearing anything about the housing market being choked off in 1999 when that rate was last seen? Today we 'labor' under a 30-year mortgage rate that has 'skyrocketed' all the way to the 6.25-6.50% range. (Source: HSH Associates)

Just because the temperature rises from 5 degrees to 20 degrees, doesn't mean it's now hot outside. And just because rates have risen from the lowest level since the 1960's doesn't make them high by any absolute measure. Anyone who was expecting economic activity to slow down, either on the consumer or corporate level due to higher rates, was looking for something that was not likely to happen. If we were concerned about consumer spending, we would not have written about Chico's last June in our Semi Annual, and subsequently watch it appreciate some 28% between that time and the end of the year!

That is not to say that rates may not rise enough at some point to impact growth; but bear in mind that the Fed needed to get short-term (one-year) rates as high as 6.33% in May of 2000 to begin to put the brakes on the economy. Today, they're at 4.35%. The dog didn't bark because there simply was nothing to bark at.

With Commodities Going Through the Roof, Where's the Seventies-Style inflation?

After two years of commodity prices going through the roof, one might expect that these increased prices would be passed along to consumers and show up in CPI figures. Interestingly, though, the Core CPI, which measures prices excluding food and energy, increased only 2.2% in 2005. Even more puzzling is that this number is the same as the 2.2% core rate we saw in 2004. Of course, one might protest that to exclude food and energy gives a false sense of inflation's impact. But bear in mind that we have also used this Core measure during times when energy prices were coming down. For instance, during 2000-2001 energy prices actually brought down the overall inflation numbers. In fact, the core rates in 2000 and 2001 were 2.6% and 2.7% respectively (Source: Federal Reserve). This seemingly creates something of an economic non sequitor: after commodity prices have risen to their highest levels in a generation, the apples-to-apples core rate of inflation has actually declined. Hey, I'm just reporting the facts.

The bond market is confirming this unusual circumstance. Over the past year or more, as the Fed has steadily bumped up interest rates, the long end of the yield curve has remained stubbornly in place. There was a period in mid-2005 when market observers looked with mouth agape as the yield on the ten-year treasury amazingly dipped below what the yield had been a year earlier, before all the subsequent rate increases. Keep in mind that the Fed really only has control of short-term rates. Long-term rates are set by the marketplace (the collective investment community commonly known as the 'bond vigilantes'). These investors in the market move rates dependent on their view of what inflation is likely to be. The fact that long rates have stayed so relatively low, even in the face of Fed tightening, even in the face of sustained economic growth, and even in the face of substantial regular gains in employment numbers, seems to be sending a very clear message: forget about the short term noise and static, commonly expected increased inflation is simply not on the horizon.

Admittedly, there are areas--important areas--like health care where costs are soaring out of control. But why, then, the benign overall numbers?

I think a significant part of the answer lies in the productivity numbers. Although the officially reported productivity rate slowed a bit in 2005 from previous years, U.S. productivity still came in at the high end of all the industrialized countries. This strong showing is impressive, given the stage we are in in our economic recovery.

The source of this sustained productivity performance lies in two places:
Increased effective implementation of technological improvements put in place over the past five to ten years, and the ongoing globalization of the manufacturing and service sector. The high tech/internet promises of the 1990's boom--those same promises that seemed to crumble to dust with the 2000-2002 market crash--have in reality become embedded throughout the American economy. There is not a major industry that is not being run leaner and more efficiently today due to software and communications solutions that were first implemented several years ago. The 'new era' burst of productivity and prosperity that was promised in the late 1990's was not just a hollow claim--it only took a little time longer in coming.

Technological advances have also allowed many industries to globalize in ways that never were possible before. As we all know, outsourcing has progressed far beyond making shirts in Bangladesh or machine tools in Taiwan. The ability and willingness of companies to outsource even sophisticated services, as opposed to just basic manufacturing is revolutionary. Here, of course, is not the place to debate the merits, ethics, or patriotism of this trend. We must, however, understand and be aware of it. For it's not only a primary reason why the dog did not bark; embracing this knowledge will also help us to identify some of our most dynamic investment opportunities.

The Year Ahead:
Viewpoints, Strategies, Tactics

Realizing that economic forecasters were invented to make weather forecasters look good, I wonder about the wisdom of putting pen to paper under a headline that says "The Year Ahead." Its true that there is a danger for investors to get so wrapped up in their 'scenario' or 'big picture story' that they lose sight of what may actually be unfolding before them.

The classic example is still fresh in all our minds: The Internet Revolution did indeed, as its advocates promised, revolutionize business and social interaction in America. It created the ability to deliver and create choice, efficiency and communication unimaginable 20 years ago. Even so, the fulfillment of that broad promise was also accompanied by the crash of internet stocks, with the accompanying loss of billions of investor dollars. Moral: stock prices and mega trends don't always move in lock-step.

With that caveat in mind, there are two major themes that will be important for us to understand and keep firmly in our sights as we attempt to maximize our results in 2006.

Theme #1; "Mullah This Over": Oil Prices Are Likely to Go Up Even Higher

In a free market economy, the ultimate law is that of supply and demand. If demand exceeds supply, prices go up until demand slackens enough to create a new equi- librium. The quick phrase used in the energy sector to describe this dynamic is "high prices solve high prices."

Few observers at this stage doubt that our global energy infrastructure ever anticipated the kind of simultaneous global growth we are now experiencing. In particular, the emergence of two emerging energy mega consumers like India and China is throwing all previous demand projections out the window. And it looks to get even worse: according to the International Energy Agency, global demand for oil is likely to increase at a rate even higher than it did in 2005. As long as emerging economies like China and India continue their rapid, energy inefficient growth, demand is going to continue on an inexorable upward trend.

Under normal market conditions, with any other commodity, this demand increase alone would be sufficient to put upward pressure on prices. In the case of oil, how-ever, the imbalance becomes further skewed by the shortage of supply, particularly supply from reliable sources. The world is now starting to feel the impact of years of cautious actions on the part of major energy companies. In past booms, oil companies ramped up expensive expansion efforts only to be left holding the bag when prices collapsed again. This has led the industry to conclude that it was better to merely re-arrange the furniture, i.e. buy and sell reserves amongst themselves, than take the risk of throwing billions away on finding new reserves. On the production end, high costs, low margins and increasingly stringent environmental regulations virtually shut down real expansion of U.S. refining capacity for almost three decades. Of course, now that this cautious conventional wisdom is fully implemented as the industry model, the landscape changes and we see that, in hindsight, generally everyone was wrong about industry investment patterns over the past twenty years.

[PHOTO]

The only way this supply problem can go away quickly is to have a global economic slowdown that immediately reduces demand. That does not seem likely. But as long as demand keeps up, the problem will get worse quicker than our ability to address it. This is not a matter of money. Oil companies and governments that control their national oil companies are awash with cash. The problem is that the lead time between investment and final production are so astonishingly long. It takes years to build a new refinery, years to find and develop new oil fields.

As if this basic supply/demand imbalance were not enough, a goodly percentage of global production rests in the hands of some of the most unfriendly and unstable governments on the planet. The list is chilling: Venezuela, ruled by an anti-U.S. Castro wannabe; Nigeria, battling chronic rebellions that regularly disrupt production; Iraq, likely to face instability for a long time to come; Russia, not hesitant to use oil and gas as a weapon of foreign policy to squeeze the west; Saudi Arabia, a political house of cards ready to topple sometime in the next generation--also in my opinion, likely not telling the truth about their actual proven reserves; and last, but by no means least Iran.

The Mullahs who rule Iran and control one of the world's largest pools of proven oil reserves are virulently anti-Western. I believe we can expect no quarter from them when it comes to pricing; it is entirely in their best interest to roil the market until the price rises almost high enough to tip the world into recession, and then stop there at the point of maximum pain. We know that price is a good deal higher than $60, or $70 per barrel. Is it $80? $90? $100+? We don't know. Unfortunately, we may find out.

                           Asset Allocation 12.31.05
                        (as a percentage of net assets)

[The following data represents the pie chart depicted in the printed material.]

                                 Cash     6.6%
                                 REITS   13.4%
                                 Bonds    2.2%
                                 Stocks  77.8%

Iran's threat to the energy markets extends beyond just its oil producing capabilities. Their commitment to pursuing nuclear weapons technology adds a level of instability that is difficult to measure. There is nothing in the history of Iran's relations with the rest of the world that would suggest that we will be able to easily negotiate this away. Nuclear power status is an essential goal of the regime. I am not a geopolitical expert, and I am making no predictions on that score other than to say I believe it is highly likely that Iran's truculent stance will create a level of fear and instability that can only serve to push oil prices higher.

I think that the best overall performance in 2006 will come to those portfolios that have an intelligently broad overweighting in energy. As I noted, a large part of the problem in the energy sector stems from the lack of development over the past decade. Given the enormous cash hoard and current cash flows being generated by oil producers, I believe it is reasonable to speculate that investment in exploration and infrastructure is likely to increase dramatically over the next year.

Unfortunately, it is hard to identify an investment sector that is more subject to manic highs and lows. Nevertheless, it is my intention, as the New Year begins, to continue to build a larger energy allocation. While this will undoubtedly contribute to increased short term volatility, I think the weight of the evidence points to it being the right thing to do longer term.

As of 12/31/05, our positions in this area were: the Oil Service HOLDRs (OIH), which gives us broad exposure in energy infra-structure and service companies such as Schlumberger, Halliburton, Baker Hughes and Transoceon, among others; Valero Energy (VLO), the sour crude refining giant I wrote about in the June Semi Annual Report, and Peabody Energy (BTU) a major coal producer.

[PHOTO]
Theme #2: Forever Young?
Boomers Turn 60!

It's official! On January 1, the first Baby Boomers turned 60. It's no secret that the Boom generation is notoriously self absorbed, so it should come as no surprise that its birthday might be touted as an epochal event. But if you subscribe to the theory--as I do--that demographics is destiny, attention must be paid. I know you may be sick of hearing about baby boomer this, or baby boomer that; after all, that generation has been a topic of social and economic speculation for decades. From an investment perspective, much of the chatter in the past has been relatively useless. As I noted previously, mega trends and stock prices do not necessarily correlate.

In one area, though, it would behoove us to pay close attention to the potential impact of this mega trend: the broad medical/health care sector of our economy.

Here's what we know:

o     Numbers: Biggest single population group

o Money: Enormous current wealth, likely to be supplemented over the next decade by transfer of additional wealth as parents pass away

o Vanity: The most self consciously vain generation. Ongoing obsession with staying 'young'

o Indulgence: Desire for immediate gratification and willingness to pay money to purchase it

o Self Absorption: It's all about me. Less cultural desire to `pass on' assets to children. Higher spending patterns

While these characteristics can and will impact many industries, most of them involve products or services, like entertainment, clothing, recreation, etc., that could be thought of as discretionary. Products and services in the medical/health sector are certainly less likely to be subject to whim or choice. If you've got a bum knee and it can be replaced with a bionic part that will enable you to golf again, is there any question that the response is going to be "how soon can I schedule the procedure?" Growth in this investment arena is limited only by the number of body parts we need to repair, diseases we need to cure, and bodily malfunctions we wish to set right again.

We expect the Fund will benefit from positions in companies like St. Jude Medical (STJ) and Zimmer Holdings (ZMH) as this theme plays out.

The boomer angle simply makes the overall medical/health play that much more compelling. Even absent the specific characteristics of this unusual population bulge, there is little question that one of the biggest--if not the biggest--domestic economic issues is going to be our healthcare system. The theme to be followed overall will be cost reduction and efficiency. Since our health care problems are problems of cost and delivery of services, those companies that can create profitable efficiencies, and thus the most value for consumers and industry players, will very likely prosper.

Companies like United Health (UNH) and Quality Systems (QSII) are examples of how we would be positioned to benefit from this theme.

                              Market Caps 12.31.05
             (as a percentage of the stock portion of the portfolio)

[The following data represents the pie chart depicted in the printed material.]

                       Small (under 1.5 billion)       3%
                       Medium (1.5 - 10 billion)    17.5%
                       Large (over 10 billion)      79.5%

Fund Continues to be Highly Tax Efficient

Those of you who are taxable shareholders in The Markman Total Return Core Fund continue to benefit from our capital loss carry forward. For 2005, the third year in a row, there was no capital gain distribution to declare on your taxes, making the Fund very tax-efficient. If reasonably normal circumstances prevail, it is our expectation that this favorable tax situation will continue for at least another 3 years.

How We Are Managing Trading and Taxes on Our Behalf

The total commission expense of the Fund in 2005 was $58,800. This added less than 11 basis points (11 one-hundredths of one percent) to the cost of managing the Fund for you. I believe this represents a very low commission expense relative to many other funds. It certainly is extremely low given the high turnover rate in the portfolio. This piece of data is not required to be disclosed in a fund's annual report and I am discouraged by how difficult many funds make it for their shareholders to find this information. My professional opinion is that this is a very relevant piece of information, one that can have a significant impact on your total costs as a shareholder. It is also my opinion that when a business makes it difficult to find an important piece of data, it is usually because they do not feel promotion of that data to be in their best interest. If you own other mutual funds, I urge you to inquire as to their trading costs.

As I've noted to you before, high turnover rate is generally frowned on in the fund world as it tends to lead to significantly higher expenses for shareholders. However, because we have entered into no costly soft-dollar brokerage agreements, we have been able to negotiate trade executions at a low cost that averages about one third of a cent per share.

Keeping taxes to a minimum

While the primary motivation behind every trade is to maximize return and minimize risk, I also manage the portfolio with a fiduciary's eye toward minimizing taxes. This has not been the case for many other fund investors. After a brief respite for a couple of years, this year many fund investors in taxable accounts once again have to confront the unpleasant event of a large capital gain distribution from their fund. According to the Wall Street Journal(1) "Many funds are expected to make their largest year-end capital gains payouts since 2000 this year."

When the Markman Total Return Core Fund was formed at the end of 2002 by merging the three Markman MultiFunds together, we were able to keep a large tax loss carry-forward on the books. This tax loss carry-forward can be used to offset the normal capital gains distributions that the Fund would produce in subsequent years. Tax laws, however, prevent us from carrying the total amount forward indefinitely. As we have regularly disclosed in the Notes To Financial Statements that appear at the end of our Annual and Semi-Annual Reports, a large amount of these tax loss carry-forward will expire in future years.

Prudent tax management of a portfolio would normally call for holding positions as long as possible, thus deferring the ultimate tax to be paid on the sale for as long as possible. In our case, I believe an alternative strategy to be more tax advantageous to shareholders: Even when I intend to hold a position long term, I may find it beneficial to sell all or part of the position and buy it back. At the present time, that gain will be essentially tax free and I will have established a new, higher cost basis that will help to reduce taxable gains down the road. To the extent I have tax loss carry forwards that I can use in this manner, the trading in the Fund may occur at a higher rate than it might otherwise. Nevertheless, the benefits of reduced taxable gains far exceed the very minimal costs of trading.

I will attempt to stretch this favorable tax treatment out as far as possible, and can say with a high degree of assurance that we will continue to have no taxable capital gain distributions for the next two years.

(1) WSJ online 10/5/05, Tom Herman, Diya Gullapall.

Spotlight on:

[PHOTO]
Franklin Resources              BEN             Apple Computers

More commonly known as Franklin Templeton Investments, Franklin Resources is one of the largest mutual fund managers in the world. From an investment standpoint, this industry is somewhat unique in that three of the largest fund companies--Vanguard, Fidelity, and Capital Research and Management--are private. Of the publicly-traded major fund managers, I believe Franklin has a combination of strengths that make it the superior play in this sector.

Franklin's fund mix is, in my opinion, among the best of the public managers. About 60% of their assets are in equity funds, with the remaining in fixed income, hybrid, and money market vehicles. With their purchase a few years ago of the Templeton Group of funds, Franklin, which had been known for its strong bond and domestic value line-up, gained a strong presence in the international fund arena. International funds, with their generally higher management fees, can be a very profitable slice of the investment manager's business. In recent years more dollars have gravitated to international funds.

Still, as most U.S. investors are under-weighted in International funds, I see that trend not only continuing, but accelerating.

Franklin's broad mix of fund offerings, from California Municipal bonds to Russian growth funds, gives it a more stable growth footprint than some other fund complexes. A broad base like this has enabled the company to avoid the boom/bust dynamic of fund groups like Janus that had hitched their star to a narrower product mix. Since no one really knows what investors' favorite flavor of the month will be in the future, it appears to me that Franklin is l have participation in whatever it is.

In addition, Franklin is unique among the largest public fund managers in that its primary distribution channel (over 75% of sales) is through brokers. This helps it to achieve more consistent client inflows and greater 'stickiness' of assets than funds that are dependent on the no load, direct-to-investor model.

[PHOTO]
This has got to be the most astonishing business transformation in our lifetimes. Left for dead--or worse--irrelevant just three years ago, Apple now finds itself at the center of revolutionary developments in three industries--computers, music, and video. Of course, you all have read countless articles about the ipod, the mini, the shuffle, and the nano. In the span of two years, by virtue of superior design and magnificently created 'cool' factor, these devices have captured some 80% of a market that many thought would be a fight to the death with major players such as Sony, Microsoft, and Samsung. In the process they have completely changed the paradigm of how media can be priced and delivered to consumers.

Yet this would all still merely be a fascinating product line story and not necessarily a great investment were it not for how Apple has managed to make their products the de facto standard for this new paradigm and leveraged their new found cachet into growth in their core computer area.

Much has been made of the 'halo' effect. This refers to the hoped for dynamic where a customer buys an ipod as a first time Apple customer and likes the 'Apple experience' so much he purchases his next computer from

[PHOTO]
AAPL

Apple. There is already evidence that this is happening and, given the huge number of consumer becoming newly introduced to Apple through the ipod line, the potential for growth is truly exciting.

The halo effect is being brilliantly cultivated by the opening of their Apple Stores. Millions of potential computer buyers enter these gorgeous stores on their way to buy an ipod and are seeing, feeling, and actually able to 'test drive' Apple computer products that they would normally have never come into contact with. This is a very powerful experience.

Apple's earnings growth, and the rate at which they are introducing new and transformational product, have left most Wall Street analysts gasping in amazement. Charting new territory, as they have, does have its downside: the stock will be subject to above average volatility. Apple bulls and Apple bears regularly slug it out and sentiment swings wildly sometime from "Jobs is God" to "Apple has blown it again." But that's OK. I intend to hold Apple long term as a core holding; but by actively adding to or decreasing our position as the winds blow to and fro, I hope to take advantage of this volatility and maximize our results.

[PHOTO]
Oil Service HOLDRs              OIH

The Oil Service HOLDRs (OIH) is an exchange traded fund (ETF) that holds a basket of companies involved in the oil drilling and service industry. It is one of the more concentrated ETFs with the top ten holdings representing almost 80% of the portfolio. Top names in the Oil Service HOLDRs you may be familiar with are Halliburton, Schlumberger, Transocean and Baker Hughes.

As I noted earlier in this report, over the past couple of decades, the major oil companies, in the belief that prices would remain low, mistakenly underinvested in exploration and development. With the new reality of higher oil prices, however, the major integrated oil companies can now easily justify spending dollars--not just to buy other companies' reserves as in the past--but to actually go out and find new reserves. Adding to this imperative (rightly or wrongly) is the glare of Congress, ready to impose windfall profits taxes on greedy oil companies that don't seem to be working too hard to develop new resources. Given that the majors are awash with cash, the way is clear for large spending increases. Since only a small fraction of the money that, say, an Exxon Mobil will spend on exploration is spent internally, we believe that any increased dollars thrown this way will directly benefit the companies in the broad oil service sector.

These companies tend to be very capital intensive and carry relatively large amounts of debt. Because of this, bad times can be very bad, and good times can be excitingly leveraged to the upside. Though the upside nature of this cycle may appear obvious, many observers have clung to the belief that prices could be ready to plummet at any time. Thus, these stocks are relatively under owned on Wall Street and valuations in this sector have lagged behind the reality of the profits they are making.

No single company in this sector that mirrors all the ways the industry needs to expand: some are land-based, others are off-shore oriented. Some are driven by international oil prices, others by domestic natural gas prices. Rather than attempting to guess the single best company for any moment in time, owning this representative basket offers us the safest and surest way to catch the major move of this wave.

PORTFOLIO OF INVESTMENTS  December 31, 2005

      Shares                                                         MarketValue

COMMON STOCKS   86.0%

HEALTH CARE/MEDICAL 18.1%
      25,000     UnitedHealth Group, Inc.                           $  1,553,500
      23,000     Zimmer Holdings, Inc.*                                1,551,120
      30,000     St. Jude Medical, Inc.*                               1,506,000
      25,000     Johnson & Johnson                                     1,502,500
      25,000     McKesson Corp.                                        1,289,750
      20,000     Quest Diagnostics, Inc.                               1,029,600
      10,000     Express Scripts, Inc.*                                  838,000
      14,000     Caremark Rx*                                            725,060
                                                                    $  9,995,530

REAL ESTATE INVESTMENT TRUST 13.4%
      22,000     Vornado Realty Trust                               $  1,836,340
      36,500     Rayonier, Inc.                                        1,454,525
      25,000     The Mills Corporation                                 1,048,500
      23,000     New Century Financial Corp.                             829,610
      22,000     LaSalle Hotel Properties                                807,840
      10,000     SL Green Realty Corp.                                   763,900
       8,000     Alexandria Real Estate Equities, Inc.                   644,000
                                                                    $  7,384,715
FINANCIAL 9.3%
       4,000     The Chicago Mercantile Exchange                    $  1,469,960
      14,000     Franklin Resources, Inc.                              1,316,140
      15,000     Capital One Financial Corporation                     1,296,000
      50,000     E*TRADE Group, Inc.*                                  1,043,000
                                                                    $  5,125,100

INTERNET COMMERCE 6.8%
       3,500     Google Inc. - Class A*                             $  1,452,010
      30,000     eBay, Inc.*                                           1,297,500
      11,000     Getty Images, Inc.*                                     981,970
                                                                    $  3,731,480

TRANSPORTATION & DELIVERY 5.9%
      17,000     FedEx Corporation                                  $  1,757,630
      33,000     Norfolk Southern Corporation                          1,479,390
                                                                    $  3,237,020

ENERGY/NATURAL RESOURCES 5.5%
      11,000     Oil Service HOLDRs Trust                           $  1,418,450
      10,000     Peabody Energy Corporation                              824,200
      15,000     Valero Energy Corporation                               774,000
                                                                    $  3,016,650

RETAIL 4.8%
      49,000     Starbucks Corporation*                             $  1,470,490
      27,000     Chico's FAS, Inc.*                                    1,186,110
                                                                    $  2,656,600

CONSUMER ELECTRONICS 4.3%
      20,000     Apple Computer, Inc.*                              $  1,437,800
      40,000     Motorola, Inc.                                          903,600
                                                                    $  2,341,400

LEISURE 4.0%
      46,000     McDonald's                                         $  1,551,120
      15,000     Royal Caribbean Cruises Ltd.                            675,900
                                                                    $  2,227,020

HOMEBUILDERS/REAL ESTATE DEVELOPMENT 4.0%
      15,000     The St. Joe Company                                $  1,008,300
      18,000     Toll Brothers, Inc.*                                    623,520
      15,000     Pulte Homes, Inc.                                       590,400
                                                                    $  2,222,220

CONSUMER SERVICES 2.8%
      27,000     Procter & Gamble Co.                               $  1,562,760

AIRCRAFT 2.5%
      20,000     Boeing Company*                                    $  1,404,800

METAL MINING 2.0%
      20,000     Freeport-McMoRan Copper
                 & Gold, Inc.--Class B                              $  1,076,000

MEDIA 1.5%
      30,000     XM Satellite Radio Holdings, Inc.*                 $    818,400

SOFTWARE & SERVICES 1.1%
      35,000     Symantec Corporation*                              $    612,500

TOTAL COMMON STOCKS                                                 $ 47,412,195

MONEY MARKET FUNDS 6.3%
   3,470,265     5/3 Prime Money Market Fund                        $  3,470,265

INTERNATIONAL STOCK FUNDS 5.1%
      35,000     India Fund, Inc.*                                  $  1,390,550
     105,000     iShares MSCI Japan Index Fund                         1,417,500
                                                                    $  2,808,050

BOND FUNDS 2.2%
     107,354     PIMCO Emerging Markets
                 Bond Fund--INST Class                              $  1,198,074

TOTAL INVESTMENT SECURITIES 99.6%                                   $ 54,888,584
(Cost $49,547,486)

OTHER ASSETS IN EXCESS OF LIABILITIES 0.4%                               226,573

NET ASSETS 100.0%                                                   $ 55,115,157



*     Non-income producing security.
See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005
--------------------------------------------------------------------------------

ASSETS
   Investment securities:
      At acquisition cost                                          $ 49,547,486
                                                                   ============
      At market value                                              $ 54,888,584
   Dividends receivable                                                 231,145
   Receivable for capital shares sold                                   155,743
   Other assets                                                          17,376
                                                                   ------------
      TOTAL ASSETS                                                   55,292,848
                                                                   ------------

LIABILITIES
   Income distributions payable                                           5,841
   Payable for capital shares redeemed                                   69,932
   Payable to Adviser                                                    40,475
   Payable to other affiliates                                           12,001
   Payable to Trustees                                                    1,603
   Other accrued expenses and liabilities                                47,839
                                                                   ------------
      TOTAL LIABILITIES                                                 177,691
                                                                   ------------


NET ASSETS                                                         $ 55,115,157
   Net assets consist of:
   Paid-in capital                                                 $ 93,385,517
   Undistributed net investment income                                    7,897
   Accumulated net realized losses
     from security transactions                                     (43,619,355)
   Net unrealized appreciation on investments                         5,341,098
                                                                   ------------
NET ASSETS                                                         $ 55,115,157

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)              5,011,869
                                                                   ============
Net asset value, offering price and
   redemption price per share                                      $      11.00
                                                                   ============

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (Net of withholding taxes of $1,754)                  $  1,142,129
                                                                   ------------

EXPENSES
   Investment advisory fees                                             456,924
   Professional fees                                                     68,000
   Compliance fees and expenses                                          59,945
   Administration fees                                                   50,000
   Sub transfer agent fees                                               50,000
   Accounting services fees                                              30,000
   Transfer agent fees                                                   30,000
   Custodian fees                                                        29,999
   Shareholder report costs                                              28,000
   Registration fees                                                     26,320
   Postage and supplies                                                  21,499
   Trustees fees and expenses                                            18,000
   Other expenses                                                        14,435
                                                                   ------------
   TOTAL EXPENSES                                                       883,122
                                                                   ------------

NET INVESTMENT INCOME                                                   259,007
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                      7,623,834
   Net change in unrealized appreciation/depreciation
      on investments                                                 (3,883,316)
                                                                   ------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      3,740,518
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  3,999,525
                                                                   ============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       For the Year Ended   For the Year Ended
                                                                        December 31, 2005    December 31, 2004
FROM OPERATIONS
      Net investment income                                                $    259,007         $    414,248
      Net realized gains from security transactions                           7,623,834           12,216,594
      Net change in unrealized appreciation/depreciation on investments      (3,883,316)          (4,815,559)
                                                                           ------------         ------------
   Net increase in net assets from operations                                 3,999,525            7,815,283
                                                                           ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
      From net investment income                                               (266,678)            (414,247)
                                                                           ------------         ------------
FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                               4,058,376            5,988,905
      Net asset value of shares issued in
         reinvestment of distributions to shareholders                          260,837              405,838
      Payments for shares redeemed                                          (13,068,413)         (13,277,933)
                                                                           ------------         ------------
   Net decrease in net assets from capital share transactions                (8,749,200)          (6,883,190)
                                                                           ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (5,016,353)             517,846
NET ASSETS
      Beginning of year                                                      60,131,510           59,613,664
                                                                           ------------         ------------
      End of year                                                          $ 55,115,157         $ 60,131,510
                                                                           ============         ============
UNDISTRIBUTED NET INVESTMENT INCOME                                        $      7,897         $      7,686
                                                                           ============         ============
CAPITAL SHARE ACTIVITY
      Sold                                                                      391,401              655,480
      Reinvested                                                                 23,712               39,633
      Redeemed                                                               (1,275,013)          (1,434,730)
                                                                           ------------         ------------
      Net decrease in shares outstanding                                       (859,900)            (739,617)
      Shares outstanding, beginning of year                                   5,871,769            6,611,386
                                                                           ------------         ------------
      Shares outstanding, end of year                                         5,011,869            5,871,769
                                                                           ============         ============


FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                                                        Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                                      December 31,   December 31,   December 31,   December 31,    December 31,
                                                              2005           2004           2003           2002            2001
Net asset value at beginning of year                    $    10.24     $     9.02     $     6.30     $     8.69      $    11.67
                                                        ----------     ----------     ----------     ----------      ----------
Income (loss) from investment operations:
   Net investment income                                      0.05           0.07           0.08           0.18            0.24
   Net realized and unrealized gains (losses)
      on investments                                          0.76           1.22           2.72          (2.40)          (2.98)
                                                        ----------     ----------     ----------     ----------      ----------
Total from investment operations                              0.81           1.29           2.80          (2.22)          (2.74)
                                                        ----------     ----------     ----------     ----------      ----------
Less distributions:
   Dividends from net investment income                      (0.05)         (0.07)         (0.08)         (0.17)          (0.24)
                                                        ----------     ----------     ----------     ----------      ----------
Net asset value at end of year                          $    11.00     $    10.24     $     9.02     $     6.30      $     8.69
                                                        ==========     ==========     ==========     ==========      ==========
Total return                                                 7.94%         14.31%         44.40%        (25.63%)        (23.54%)
                                                        ==========     ==========     ==========     ==========      ==========
Net assets at end of year (000s)                        $   55,115     $   60,132     $   59,614     $   52,296      $   37,546
                                                        ==========     ==========     ==========     ==========      ==========
Ratio of net expenses to average net assets                  1.58%          1.44%          1.50%          0.96%           0.95%
Ratio of net investment income to average net assets         0.46%          0.71%          0.97%          1.89%           2.32%
Portfolio turnover rate                                       658%           472%           228%           145%(a)         162%

(a) This calculation does not include securities acquired in the acquisitions (see Note 4).
See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2005

1.    Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers one series of shares to investors, the Markman Total Return Core Fund (the Fund) (formerly the Markman Total Return Portfolio). Prior to December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of their respective net assets for shares of the Fund. The performance and accounting history of the Markman Moderate Allocation Portfolio is being assumed by the Fund. The total returns of the Fund are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

The Fund seeks maximum total return with reduced risk by investing in individual securities, open-end mutual funds, closed-end funds and exchange traded funds. The Fund seeks to minimize risk through careful allocation among asset classes, security size, and through global diversification.

The following is a summary of the Trust's significant accounting policies:

Securities valuation - Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Shares of open-end mutual funds and money market funds in which the Fund invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Fund records distributions of short-term capital gains made by mutual funds in which the Fund invests as dividend income and long-term capital gains made by mutual funds in which the Fund invests as realized capital gains.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of December 31, 2005:
--------------------------------------------------------------------------------
Tax cost of portfolio investments               $ 50,333,680
                                                ------------
Gross unrealized appreciation on investments    $  5,800,010

Gross unrealized depreciation on investments      (1,245,106)
                                                ------------
Net unrealized appreciation on investments         4,554,904

Capital loss carryforward                        (42,819,423)

Other temporary differences                           (5,841)
                                                ------------
Accumulated deficit                             $(38,270,360)
--------------------------------------------------------------------------------

During the year ended December 31, 2005, the Fund utilized $7,616,247 of capital loss carryforwards. As of December 31, 2005, the Fund had a net capital loss carryforward of $42,819,423 of which $10,901,646 will expire in 2008, $15,969,227 will expire in 2009 and $15,948,550 will expire in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the acquisitions in 2002, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

The tax character of distributions paid by the Fund for the years ended December 31, 2005 and 2004 was as follows:
--------------------------------------------------------------------------------
                                2005             2004
From ordinary Income    $    266,678     $    414,247
--------------------------------------------------------------------------------

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. Reclassi-fications result primarily from the difference in the tax treatment of income received from REIT securities and distributions in excess of net investment income. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund's capital accounts on a tax basis.

For the year ended December 31, 2005, the Fund made the following reclassification:
--------------------------------------------------------------------------------
                                Undistributed
             Paid-in Net          Investment          Realized
               Capital              Income          Capital Gains
              ($157,263)            $7,882            $149,381
--------------------------------------------------------------------------------

2.    Investment Transactions

During the year ended December 31, 2005, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $365,694,689 and $377,048,862, respectively.

3.    Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc.
(IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective May 1, 2005, the Fund pays the Adviser a fee (Total Fee) composed of: (1) a base fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily net assets (the Base Fee), and (2) a Performance Fee Adjustment that will add to or subtract from the Base Fee depending on the performance of the Fund in relation to the investment performance of the S&P 500 Index (the "Index"), the Fund's benchmark index, for the preceding twelve month period (the "performance fee adjustment").

The Base Fee will be decreased in a series of breakpoints as the total assets under management for the Fund increase. The break points, and the corresponding Base Fee are as follows:
----------------------------------------------------
$0 - $200 million                              0.85%
----------------------------------------------------
Next $150 million                              0.80%
                (on assets from $200 - $350 million)
----------------------------------------------------
Next $150 million                              0.75%
                (on assets from $350 - $500 million)
----------------------------------------------------
Next $150 million                              0.70%
                (on assets from $500 - $650 million)
----------------------------------------------------
Next $150 million                              0.65%
                (on assets from $650 - $800 million)
----------------------------------------------------
All additional dollars                         0.60%
                       (on assets over $800 million)
----------------------------------------------------

The maximum yearly Performance Fee Adjustment would be 10 basis points, or one-tenth of a percent, up or down. The Performance Fee Adjustment will not be applied until the agreement has been in effect for the 12 months ending April 30, 2006 (the "Initial Period"). For the Initial Period, the Adviser will receive only the Base Fee. The Performance Fee Adjustment will be made at the end of each calendar month, after the Initial Period, based on the performance of the Fund relative to the Index for the preceding twelve months, to determine the Total Fee payable for that month.

Prior to May 1, 2005, the Fund paid the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Fund.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS coordinates the preparation of tax returns for the Fund, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and necessary materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Fund pays IFS a monthly base administrative fee, an asset-based accounting fee, and a transfer agent fee based on the number of shareholder accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

COMPLIANCE SERVICES

The Trust has contracted with the Adviser to provide the Chief Compliance Officer to the Trust, subject to approval by the board of trustees. The Chief Compliance Officer and his or her designees will perform the duties and responsibilities in accordance with Rule 38a-1 under the Investment Company Act of 1940, as amended. The Chief Compliance Officer will, among other things, oversee an annual review of the policies and procedures of the Trust and its service providers and will provide a summary report of his or her findings to the Board of Trustees. The Chief Compliance Officer's compensation will be paid by the Adviser and the Trust will reimburse the Adviser for such costs.

In addition, the Trust has contracted with IFS to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, IFS developed and assisted in implementing a compliance program for IFS on behalf of the Fund and; provides administrative support services to the Fund's Compliance Program and Chief Compliance Officer.

4.    Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Markman MultiFund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Markman Total Return Core Fund (the "Fund"), formerly the Markman Total Return Portfolio, a series of the Markman MultiFund Trust, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the year in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated January 11, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Markman Total Return Core Fund as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Cincinnati, Ohio
January 24, 2006

ADDITIONAL NOTES (Unaudited)

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, 100% of the total ordinary income paid during the current fiscal year ended December 31, 2005, qualifies for the corporate dividends received deduction.

PROXY VOTING GUIDELINES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-952-920-4848. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing
(i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-952-920-4848. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2005" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                Net Expense Ratio          Beginning               Ending          Expenses Paid
                                       Annualized      Account Value        Account Value       Six Months Ended
                                December 31, 2005       July 1, 2005    December 31, 2005     December 31, 2005*

Markman Total Return Core Fund
                        Actual              1.58%        $  1,000.00          $  1,048.70              $    8.16
                                ................................................................................
                  Hypothetical              1.58%        $  1,000.00          $  1,017.24              $    8.03
                                ................................................................................

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

MANAGEMENT OF THE TRUST (Unaudited)

Listed in below are the Trustees and principal officers of the Markman MultiFund Trust (the "Trust").

                                                                                                  Number of              Other
                                                                                              Portfolios in      Directorships
                        Position(s)                                                            Fund Complex    Held by Trustee
                        Held With       Term of Office(1) and   Principal Occupation(s)         Overseen by        Outside the
Name/Address/Age        Trust           Length of Time Served   During Last 5 yrs                   Trustee       Fund Complex
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Robert J. Markman(2)    Chairman of     Since Inception         President, Treasurer and                1                  N/A
6600 France Ave. South  the Board                               Secretary of Markman
Edina, MN 55435         and President                           Capital Management, Inc.
Age: 54

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. Markman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust and, accordingly, as investment adviser to the Fund.

                                                                                                  Number of              Other
                                                                                              Portfolios in      Directorships
                        Position(s)                                                            Fund Complex    Held by Trustee
                        Held With       Term of Office(1) and   Principal Occupation(s)         Overseen by        Outside the
Name/Address/Age        Trust           Length of Time Served   During Last 5 yrs                   Trustee       Fund Complex
------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
Susan Gale Levy         Trustee         Since Inception         Real Estate Advisor,                    1                  N/A
6600 France Ave. South                                          Edina Realty.
Edina, MN 55435
Age: 53
------------------------------------------------------------------------------------------------------------------------------
Melinda S. Machones     Trustee         Since Inception         Director of Technology                  1           St. Luke's
6600 France Ave. South                                          and Strategy, Duluth                                 Hospital;
Edina, MN 55435                                                 New Tribune; Self-employed                          St. Luke's
Age: 51                                                         management and technology                          Foundation;
                                                                consultant; Director of                               Marshall
                                                                Information Technologies,                               School
                                                                The College of St. Scholastica.
------------------------------------------------------------------------------------------------------------------------------
Michael J. Monahan      Trustee         Since Inception         Vice President-External                 1                  N/A
6600 France Ave. South                                          Relations, Ecolab.
Edina, MN 55435
Age: 55

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

                        Position(s)
                        Held With       Term of Office(1) and   Principal Occupation(s)
Name/Address/Age        Trust           Length of Time Served   During Last 5 yrs
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:
Judith E. Fansler       Secretary       Since Inception         Chief Operations Officer,
6600 France Ave. South  Treasurer       Since May 2003          Markman Capital Management, Inc.
Edina, MN 55435         Chief
                        Compliance
Age: 54                 Officer         Since October 2004
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-707-2771.

Authorized for distribution only if preceded or accompanied by a current prospectus.

Investment Adviser                      Shareholder Services
Markman Capital Management, Inc.        c/o Integrated Fund Services, Inc.
6600 France Avenue South                P.O. Box 5354
Minneapolis, Minnesota 55435            Cincinnati, Ohio 54201-5354
Telephone: 952-920-4848                 Toll-free: 800-707-2771
Toll-free: 800-395-4848

[SIDE BAR]

Stay Informed

Check for net asset values and more.Portfolio/Strategy Updates online

www.markman.com

Call for Bob Markman's weekly market overview and portfolio activity report

800-975-5463

For up-to-the-minute net asset values and account values, all the PriceLine

800-536-8679

For a prospectus, application forms, assistance in completing an application, or general administrative questions, call our HelpLine

800-707-2771

These forms are available:

      o     Account Application

      o     IRA/Roth Application

      o     IRA transfer request

      o     Systematic Withdrawal Plan Request

      o     Automatic Investment Request

      o     Company Retirement Account Application

      o     403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase the Markman Total Return Portfolio through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Total Return Portfolio through these discount brokers.

For additional forms or answers to any questions just contact the Markman Total Return Portfolio, between the hours of 8:30 AM and 5:30 PM EST, toll-free

800-707-2771

                                  [BACK COVER]

Markman
Total Return
Core Fund
-----------------------
For investors too smart
to do it themselves (R)

6600 France Avenue South
Minneapolis, Minnesota 55435

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Michael J. Monahan is the registrant's "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $23,000 for the December 31, 2005 fiscal year and $20,200 for the December 31, 2004 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2005 or December 31, 2004 fiscal years.

(c) Tax Fees. Tax fees totaled $2,225 for the December 31, 2005 fiscal year and $2,100 for the December 31, 2004 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2005 or December 31, 2004 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $2,225 for the fiscal year ended December 31, 2005 and $2,100 for the fiscal year ended December 31, 2004.

(h) Not applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b) Certification required by Item 12(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Markman MultiFund Trust

By (Signature and Title)

/s/ Robert J. Markman
------------------------------------
Robert J. Markman
President

Date:  March 1, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Markman
------------------------------------
Robert J. Markman
President

Date:  March 1, 2006


By (Signature and Title)

/s/ Judith E. Fansler
------------------------------------
Judith E. Fansler
Treasurer and Chief Financial Officer

Date:  March 1, 2006